STOCK SUBSCRIPTION AGREEMENT

            THIS STOCK SUBSCRIPTION AGREEMENT ("Agreement") is entered into as of March 20, 1996, by and between the undersigned (the "Purchaser") and Triad Pharmaceuticals, Inc., a Delaware corporation with a place of business at 375 Park Avenue, Suite 1501, New York, New York 10152 (the "Corporation").

                                    RECITALS

            A. WHEREAS, the Corporation desires to sell shares of common stock, par value $.001 per share, of the Corporation (which class of shares is referred to herein as "Common Stock") to Purchaser, and Purchaser desires to purchase these shares, upon the terms and conditions herein specified; and

            B. WHEREAS, Purchaser is willing to subject the Stock (as defined herein) to the restrictions contained herein.

                                   AGREEMENT

            NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises herein contained, the parties hereby agree as follows:

            1. Issuance and Acquisition of Stock.

                  (a) Immediately after the execution of this Agreement by the parties, the Corporation shall issue to the Purchaser, and the Purchaser shall acquire from the Corporation, the number of shares of Common Stock listed beside the Purchaser's name on the signature hereto (the "Stock") for the total purchase price listed below the Purchaser's name on the signature page hereto (the "Purchase Price").

                  (b) Upon the execution of this Agreement, the Purchaser shall make payment for the Stock by delivering to the Corporation a check payable to the Corporation in the amount of the Purchase Price. Within ninety days after the execution of this Agreement by the parties and receipt by the Corporation of the Purchase Price, the Corporation shall deliver to the Purchaser a certificate or certificates evidencing the Stock, registered in the name of the Purchaser and concurrently therewith.

            2. Violation Of Transfer Provisions. The Corporation shall not be required (i) to transfer on its books any shares of Stock which shall have been sold, transferred, assigned or pledged in violation of any of the provisions of this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so sold, transferred, assigned or pledged.

            3. Rights as Shareholder. Except as otherwise provided herein, the Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Corporation with respect to the Stock.

            4. Securities Laws. The Purchaser represents and warrants to and covenants with the Corporation as follows:

                  (a) The Stock will be acquired by the Purchaser with the Purchaser's own funds for investment purposes and for the Purchaser's own account, not as a nominee or agent for any other person, firm or corporation, and not with a view to the sale or distribution of all or any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing, any or all of the Stock. The Purchaser does not have any contract, undertaking, agreement or arrangement with any person, firm or corporation to sell, transfer or grant any participation to any person, firm or corporation with respect to any or all of the Stock.

                  (b) The Purchaser understands that the Stock will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and that the Stock is being issued and sold to the Purchaser based upon an exemption from registration predicated in part on the accuracy and completeness of the Purchaser's representations and warranties appearing herein.

                  (c) The Purchaser agrees that in no event will the Purchaser sell, transfer, assign or pledge all or any part of the Stock or any interest therein, unless and until (i) the Purchaser shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a statement of the circumstances surrounding the proposed disposition, and (ii) the Purchaser shall have furnished the Corporation with an opinion of counsel satisfactory in form and content to the Corporation to the effect that (A) such disposition will not require registration of the Stock under the Securities Act or compliance with applicable state securities laws, or (B) appropriate action necessary for compliance with the Securities Act and applicable state securities laws has been taken, or (iii) the Corporation shall have waived, expressly and in writing, its right under clauses (i) and (ii) of this subsection, and (iv) the proposed transferee of the Stock shall have provided the Corporation with a written agreement or undertaking by which such transferee agrees to be bound by all terms, conditions


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

and limitations of this Agreement applicable to such transferee's transferor as if such transferee were a party hereto. The requirement of subparagraph (iv) shall not apply to any transfer (A) pursuant to an offering registered under the Securities Act, (B) pursuant to Rule 144 under the Securities Act or (C) effected in a market transaction otherwise exempt from registration under the Securities Act.

                  (d) The Purchaser is able to fend for itself in connection with the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Corporation, as the ability to bear the economic risks of its investment for an indefinite period of time and can afford a complete loss of its investment, has had the opportunity prior to the Purchaser's purchase of the Stock to ask questions of and receive answers from representatives of the Corporation concerning the finances, operations and business of the Corporation. The Purchaser is not relying upon any statement, promise or assurance of any investor in the Corporation (or any representative of any such investor) in arriving at the Purchaser's decision to purchase the Stock, and has not otherwise been induced to purchase the Stock by any such investor (or any representative of any such investor), and the Purchaser has decided to purchase the Stock based upon the Purchaser's own analysis of the merits and risks of investing in the Corporation without the intervention or assistance of any other person, firm or corporation.

                  (e) The Purchaser understands and acknowledges that the Purchaser will not be permitted to sell, transfer, assign or pledge the Stock until it is registered under the Securities Act or an exemption from the registration and prospectus delivery requirements of the Securities Act is available to the Purchaser, and that there is no assurance that such an exemption from registration will ever be available or that the Purchaser will ever be able to sell any of the Stock.

                  (f) All certificates representing the Stock and, until such time as the Stock is sold in an offering which is registered under the Securities Act or the Corporation shall have received an opinion of counsel satisfactory in form and content to the Corporation that such registration is not required in connection with a resale (or subsequent resale) of the Stock, all certificates issued in transfer thereof or substitution therefor, shall, where applicable, have endorsed thereon the following (or substantially equivalent) legends:

            (i) THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED OR DISPOSED OF (A "TRANS-


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

                  FER") UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF A SUBSCRIPTION AGREEMENT BETWEEN THE REGISTERED HOLDER AND THE CORPORATION (THE "AGREEMENT") (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND WHICH WILL BE FURNISHED BY THE CORPORATION TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE). THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR "BLUE SKY" LAWS. ACCORDINGLY, NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE AGREEMENT AND (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AMENDMENT THERETO UNDER THE ACT OR
                  (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND UNDER ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.

            (ii) Any legend required to be placed thereon by any applicable state securities law.

            (iii) A legend to the effect that such shares of stock are subject to a Stock Subscription Agreement between the Purchaser and the Corporation that limits the transferability of the shares under certain conditions and applies to any transferee of such shares.

                  (g) The Corporation shall not be obligated to transfer any of the Stock if counsel for the Corporation determines that any applicable registration requirement under the Securities Act or any other applicable requirement of federal or state law has not been met.


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

            5. General Provisions.

                  (a) No Assignments. The Purchaser shall not transfer, assign or encumber any of its rights, privileges, duties or obligations under this Agreement without the prior written consent of the Corporation, and any attempt to so transfer, assign or encumber shall be void.

                  (b) Notices. All notices and other communications which are required or permitted to be given pursuant to the terms of this Agreement shall be in writing and shall be sufficiently given (i) if personally delivered, (ii) if sent by telex or facsimile, provided that "answer-back" confirmation is received by the sender or (iii) upon receipt, if sent by registered or certified mail, postage paid return receipt requested in any case addressed as follows:

                  (i) If to the Corporation, to

                        MicroBio Inc.
                        375 Park Avenue
                        Suite 1501
                        New York, New York 10152
                        Attn: Steve H. Kanzer, Esq.

                  (ii) If to the Purchaser, to the address set forth on the signature page of this Agreement.

The address of a party, for the purposes of this Section 6(b)(ii), may be changed by giving written notice to the other party of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the addresses as provided herein shall be deemed to continue in effect for all purposes hereunder.

                  (c) Standoff Agreement. The Purchaser agrees that, in connection with each underwritten public offering registered under the Securities Act of shares of Common Stock or other equity securities of the Corporation by or on behalf of the Corporation, the Purchaser shall not sell or transfer, or offer to sell or transfer, any shares of Common Stock or other equity securities of the Corporation for such period as the managing underwriter of such offering determines is necessary to effect the underwritten public offering.

                  (d) Choice of Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws (without giving effect to the conflicts of law principles) of the State of Delaware.


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

                  (e) Severability. The parties hereto agree that the terms and provisions in this Agreement are reasonable and shall be binding and enforceable in accordance with the terms hereof and, in any event, that the terms and provisions of this Agreement shall be enforced to the fullest extent permissible under law. In the event that any term or provision of this Agreement shall for any reason be adjudged to be unenforceable or invalid, then such unenforceable or invalid term or provision shall not affect the enforceability or validity of the remaining terms and provisions of this Agreement, and the parties hereto hereby agree to replace such unenforceable or invalid term or provision with an enforceable and valid arrangement which, in its economic effect, shall be as close as possible to the unenforceable or invalid term or provision.

                  (f) Successors. All references in this Agreement to the Corporation shall include any and all successors in interest to the Corporation whether by merger, consolidation, sale of all or substantially all assets or otherwise, and this Agreement shall inure to the benefit of the successors and assigns of the Corporation and, subject to the terms herein set forth, shall be binding upon the Purchaser, its successors and permitted assigns.

                  (g) Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

                  (h) Modification, Amendment and Waiver. No modification, amendment or waiver of any provision of this Agreement shall be effective against the Corporation unless the same shall be in a written instrument signed by an officer of the Corporation on its behalf and such instrument is approved by its Board of Directors. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of either party thereafter to enforce each and every provision hereof in accordance with its terms.

                  (i) Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

                  (j) Integration. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

                  (k) Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.


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

                  (l) Gender and Number. As used in this Agreement, the masculine, feminine or neuter gender, and the singular or plural, shall be deemed to include the others whenever and wherever the context so requires. Additionally, unless the context requires otherwise, "or" is not exclusive.


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

             IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or caused this Agreement to be duly executed by their respective officers, partners or other representatives, thereunto duly authorized, all as of the day and year first above written.


                               TRIAD PHARMACEUTICALS, INC.


                               By:    /s/ Steve H. Kanzer
                                      --------------------------------
                               Name:  Steve H. Kanzer
                               Title: President and Chief
                                      Executive Officer


                               PURCHASER:


                               By:    /s/ E. J. Myrianthopoulos
                                      --------------------------------
                               Name:  Evan Myrianthopoulos

                               Address: c/o Paramount Capital Investments, LLC
                                        375 Park Avenue, Suite 1501
                                        New York, N.Y. 10152

                               Tax#: _________________________________


                               NUMBER OF SHARES
                               OF COMMON STOCK
                               SUBSCRIBED FOR: 247,000

                               PURCHASE PRICE: $247.00


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